NOTE 14 - SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2011
Subsequent Events [Text Block]
NOTE 14 –     SUBSEQUENT EVENTS

Effective January 1, 2012, the Company entered into a lease agreement for its corporate offices in California that includes a monthly lease payment of $2,100 U.S. Dollars and has a lease term through December 31, 2012.

During January and February 2012, the Company sold an aggregate of 6,653,000 restricted shares of common stock to approximately 30 accredited investors for cash proceeds of $665,300 at a price of $0.10 per share.  There were no underwriters involved.

During January 2012, the Company issued 903,089 shares of common stock to Mammoth (as part of the Equity Line) for cash proceeds of $149,010, at a price of $0.165 per share.  There were no underwriters involved.

On February 21, 2012, the Board of Directors approved the 2012 Equity Incentive Award Plan and authorized up to 10,000,000 shares of common stock to be available for awards under the Plan.

On February 21, 2012, each of four directors of the Company was awarded stock options for the purchase of 1,000,000 shares of common stock, exercisable at a price of $0.23 per share, which was the closing price of the Company’s common stock reported on the OTC Bulletin Board on the date of grant.  In addition, certain officers, consultants and employees of the Company were awarded options in the aggregate for the purchase of 1,050,000 shares of stock at an exercise price of $0.23 per share.  Each of the options granted was fully vested on the date of grant.